UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 28, 2026

PENN Entertainment, Inc.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	0-24206	23-2234473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 Berkshire Blvd., Suite 200

Wyomissing, PA 19610

(Address of Principal Executive Offices, and Zip Code)

610-373-2400

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (1 7 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 28, 2026, PENN Entertainment, Inc. (the “Company”) entered into an amendment (the “Amendment”) to its Second Amended and Restated Credit Agreement, dated as of May 3, 2022 (as amended prior to the effectiveness of the Amendment, the “Existing Credit Agreement” and as further amended by the Amendment, the “Amended Credit Agreement”), by and among the Company, the guarantors party thereto, the lenders party thereto and Bank of America, N.A, as administrative agent and collateral agent.

The Amendment amended the Existing Credit Agreement to, among other things, reprice and extend the term of the Company’s $962.5 million term loan B facility (as so amended, the “Term Loan B Facility”). The Term Loan B Facility will mature in May 2033. The Amendment reduces the interest rate margins applicable to the Term Loan B Facility from 2.50% to 2.00%, in the case of term SOFR loans, and from 1.50% to 1.00%, in the case of base rate loans.

The maturity of both the Company’s term loan A facility and revolving facility remains unchanged.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report, and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report is incorporated into this Item 2.03 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1*	Fourth Amendment, dated as of May 28, 2026, by and among PENN Entertainment, Inc., the guarantors party thereto, the lenders party thereto and Bank of America. N.A., as administrative agent and collateral agent.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*	Certain annexes, schedules, and exhibits to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 28, 2026	PENN ENTERTAINMENT, INC.

	By:	/s/ Christopher Rogers
	Name:	Christopher Rogers
	Title:	Executive Vice President, Chief Strategy and Legal Officer and Secretary